UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2021

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8911 NE Marx Dr, Suite A2,

Portland, Oregon 97220

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 19, 2021, Eastside Distilling, Inc. (“Eastside” or the “Company”) held its Annual Meeting of Stockholders in virtual meeting over the Internet (the “Meeting”). Holders of Eastside’s common stock were entitled to one vote for each share held as of the close of business on June 21, 2021 (the “Record Date”). The total number of shares of Eastside’s common stock voted in person or by proxy at the Meeting was 8,385,152, representing approximately 67.52% of the 12,417,577 shares outstanding and entitled to vote at the Meeting, which constituted a quorum for the transaction of business.

At the Meeting, Eastside’s stockholders voted on six proposals, each of which is described in more detail in Eastside’s definitive proxy statement filed with the Securities and Exchange Commission on July 6, 2021 (the “Proxy Statement”). The following matters were submitted to a vote of the stockholders, the results of which were as follows:

1. Election of Directors.

The following persons were elected as directors of Eastside by the votes cast as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Block	3,953,705	1,610,257	2,821,190

Eric Finnsson	5,209,990	353,972	2,821,190

Robert Grammen	4,750,177	813,785	2,821,190

Stephanie Kilkenny	4,874,887	689,075	2,821,190

Elizabeth Levy-Navarro	5,446,312	117,650	2,821,190

Each of the five nominees for director was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2. Approval of Executive Compensation.

Advisory approval of compensation of Eastside’s named executive officers passed with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,995,856	425,074	143,032	2,821,190

3. Amendment to Articles of Incorporation.

The amendment to Eastside’s articles of incorporation to increase the number of authorized shares of Eastside’s Common Stock from 15,000,000 to 35,000,000 was approved per the votes cast as follows:

Votes For	Votes Against	Abstentions
8,025,458	358,436	1,258

There were no broker non-votes on this proposal.

The stockholders approved the amendment to the Articles of Incorporation.

4. Approval of Anti-Dilution Protection Provisions

The anti-dilution protection provisions included in $3,300,000 of principal amount of 6% secured convertible promissory notes and warrants to purchase up to 900,000 shares of the Company’s common stock were approved per the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,021,496	542,399	67	2,821,190

The stockholders approved the Anti-Dilution Protection Provisions.

5. Ratification of M&K CPAS, PLLC.

The proposal to ratify M&K CPAS, PLLC as Eastside’s independent registered public accounting firm for fiscal year 2021 was approved per the votes cast as follows:

Votes For	Votes Against	Abstentions
8,079,898	117,214	188,040

There were no broker non-votes on this proposal.

The stockholders ratified the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

6. Adjournment of Annual Meeting

The adjournment of the Annual Meeting was approved per the votes cast as follows:

Votes For	Votes Against	Abstentions
8,206,907	174,324	3,921

There were no broker non-votes on this proposal.

The stockholders approved the Adjournment Proposal. The proxy holders determined not to seek to continue, adjourn, or postpone the Meeting to solicit additional proxies, as Proposals 3 and 4 were approved.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2021

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Financial Officer